
PNC SERIES 1996-1 (1380)

EXHIBIT 99.1
FISCAL 1997

                                                              JANUARY           FEBRUARY              MARCH           APRIL
ISSUE DATE: 05/31/96
CERTIFICATE BALANCE AT ISSUE:  $329,894,608.04

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                    $323,956,788.04    $322,111,502.99     $321,484,897.11    $319,972,560.03
  UNITS                                                           1101               1095                1094               1090
PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           254,270.62         255,285.25          257,103.50         259,141.67
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                129,641.21          64,926.68          182,491.12          83,616.72
  LIQUIDATIONS-IN-FULL                                    1,461,373.22         306,393.95        1,072,742.46         608,996.70
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00                0.00               0.00
  NET PRINCIPAL DISTRIBUTED                               1,845,285.05         626,605.88        1,512,337.08         951,755.09

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00                0.00               0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                     322,111,502.99     321,484,987.11      319,972,560.03     319,020,804.94
  UNITS                                                           1095               1094                1090               1087

SCHEDULED INTEREST AT MORTGAGE RATE:                      2,100,990.25       2,087,938.35        2,083,951.18       2,074,308.27

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                  (1,717.83)             (0.15)          (1,594.07)              0.19
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00                0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00                0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                       (1,717.83)             (0.15)          (1,594.07)              0.19

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00                0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00                0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00               0.00                0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                            79,187.21          78,594.25           78,453.12          78,100.87

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                 (53.91)             (0.01)             (60.69)              0.00
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00                0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00                0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                     (53.91)             (0.01)             (60.69)              0.00

MISCELLANEOUS EXPENSES:                                           0.00               0.00                0.00               0.00

NET FUNDS DISTRIBUTED                                    $3,865,424.17      $2,635,949.84       $3,516,301.76      $2,947,962.68




SMSC SERIES 1996-1 (1380)
FISCAL 1997                                                            MAY               JUNE               JULY

ISSUE DATE: 05/31/96
CERTIFICATE BALANCE AT ISSUE:  $329,894,608.04

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                        $319,020,804.94      $318,034,158.79     $315,337,653.82
  UNITS                                                               1087                 1084                1076

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               260,930.30           262,547.16          263,454.91
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     63,960.95           148,373.70           90,556.39
  LIQUIDATIONS-IN-FULL                                          661,754.90         2,285,584.11        2,313,501.52
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00                 0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                     986,646.15         2,696,504.97        2,667,512.82

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00                 0.00          (95,411.58)

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                         318,034,158.79       315,337,653.82      312,574,729.42
  UNITS                                                               1084                 1076                1068

SCHEDULED INTEREST AT MORTGAGE RATE:                          2,067,799.32         2,061,124.97        2,043,174.69

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                          (3.63)              (3.06)               76.27
  INTEREST SALE ADJUSTMENTS                                           0.00                0.00                 0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00                0.00                 0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00                0.00                 0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00                0.00                 0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                               (3.63)              (3.63)               76.27

OTHER:
  LOAN CONVERSION FEE                                                 0.00                0.00                 0.00
  EXPENSE REIMBURSEMENTS                                              0.00                0.00                 0.00
  GAIN ON LIQUIDATIONS                                                0.00                0.00                 0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00                0.00                 0.00
  NET OTHER DISTRIBUTIONS                                             0.00                0.00                 0.00

SCHEDULED SERVICING FEE EXPENSES:                                77,873.36           77,633.80            76,999.84

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                      (0.13)              (0.11)                2.58
  SERVICING FEES SALE ADJUSTMENTS                                     0.00                0.00                 0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00                0.00                 0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00                0.00                 0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00                0.00                 0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                          (0.13)              (0.11)                2.58

MISCELLANEOUS EXPENSES:                                               0.00                0.00                 0.00

NET FUNDS DISTRIBUTED                                        $2,976,568.61       $4,679,993.19        $4,633,761.36



SMSC SERIES 1996-1 (1380)
FISCAL 1997                                                     AUGUST          SEPTEMBER             OCTOBER            NOVEMBER

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                    $312,574,729.42    $310,356,606.36      $306,717,029.79     $301,979,334.76
  UNITS                                                           1068               1061                 1049                1035

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           263,802.31         262,889.74           262,151.52          261,440.28
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                 68,709.44          46,482.69           162,830.77          100,048.86
  LIQUIDATIONS-IN-FULL                                    1,885,611.31       3,330,204.14         4,312,712.74        3,965,180.93
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00                 0.00                0.00
  NET PRINCIPAL DISTRIBUTED                               2,218,123.06       3,639,576.57         4,737,695.03        4,326,670.07

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00                 0.00                0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                     310,356,606.36     306,717,029.79       301,979,334.76      297,652,664.69
  UNITS                                                           1061               1049                 1035                1022

SCHEDULED INTEREST AT MORTGAGE RATE:                      2,024,669.57       2,010,467.82         1,986,372.57        1,954,216.13

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                     142.78              24.99                 0.00               60.25
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00                 0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00                 0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00                 0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00                 0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                          142.78              24.99                 0.00               60.25

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00                 0.00                0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00                 0.00                0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00                 0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00               0.00                 0.00                0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00                 0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                            76,350.46          75,821.34            74,962.58           73,841.52

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                   1.87               0.71                 0.00                1.07
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00                 0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00                 0.00                0.00

  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00                 0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00                 0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                       1.87               0.71                 0.00                1.07

MISCELLANEOUS EXPENSES:                                           0.00               0.00                 0.00                0.00

NET FUNDS DISTRIBUTED                                    $4,166,583.08      $5,574,247.33        $6,649,105.02       $6,207,103.86



SMSC SERIES 1996-1 (1380)
FISCAL 1997                                                      DECEMBER              TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                        $297,652,664.69     $323,956,788.04
  UNITS                                                               1022                1101

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               260,311.91        3,123,329.17
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                    104,918.37        1,246,556.90
  LIQUIDATIONS-IN-FULL                                        1,532,915.35       23,736,971.33
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                   1,898,145.63       28,106,857.40

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00          (95,411.58)

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         295,754,519.06      295,754,519.06
  UNITS                                                               1016                1016

SCHEDULED INTEREST AT MORTGAGE RATE:                          1,926,026.00       24,421,039.12

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           0.00           (3,014.26)
  INTEREST SALE ADJUSTMENTS                                           0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                0.00           (3,014.83)

OTHER:
  LOAN CONVERSION FEE                                                 0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                                72,814.79          920,633.14

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.00             (108.62)
  SERVICING FEES SALE ADJUSTMENTS                                     0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.00             (108.62)

MISCELLANEOUS EXPENSES:                                               0.00                0.00

NET FUNDS DISTRIBUTED                                        $3,751,356.84      $51,604,357.74


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1996-1  (1380)                                   WEIGHTED AVERAGE PC RATE: 7.4706
----------------------------------------------------------------------------------------

INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00              $0.00

  SPECIAL HAZARD  $3,298,946.00    $0.00              $0.00        $0.00      $3,298,946.00

  BANKRUPTCY BOND
  SINGLE-UNITS      $119,559.00    $0.00              $0.00        $0.00        $119,559.00
  MULTI-UNITS             $0.00    $0.00              $0.00        $0.00              $0.00

  MORTGAGE
    REPURCHASE    $6,597,892.00    $0.00              $0.00        $0.00      $6,597,892.00


DELINQUENT INSTALLMENTS
-----------------------

              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE     COUNT     PRIN
BALANCE
     -----------------------     ----------------------     ----------------------
        17    $5,089,810.33       2        $683,117.28       2        $563,767.37

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
         4      $1,017,565.28      0        $0.00


The Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates") provide credit support and limited special hazard, bankruptcy and fraud coverage (collectively, "Coverage") to the (i) Class B-1, Class B-2 and Class B-3 Certificates (the "Senior Subordinate Certificates" and, together with the Junior Subordinate Certificates, the "Class B Certificates"), (ii) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class X, Class P and Class R Certificates (the "Senior Certificates") and (iii) the Class A-5 Certificates (the "Senior Support Certificates"), to the extent described in the prospec-tus supplement (the "Prospectus Supplement") pursuant to which the Senior, Senior Support and Senior Subordinate Certificates were offered. The Class
B-3 Certificates provide coverage to the Class B-1 and Class B-2 Certificates, and the Class B-2 Certificates provide coverage to the Class B-1 Certificates, in each case as described in the Prospectus Supplement. The Senior Subordi-nate Certificates provide coverage to the senior and senior support certifi-cates, and the Senior Support Certificates provide coverage to the Senior Certificates, in each case, to the extent described in the Prospectus Supple-ment.

The Class Principal Balances of the Class B and Senior Support Certificates immediately after the principal and interest distribution on December 26, 1997 are as follows:

                         CLASS            CLASS PRINCIPAL BALANCE

                         B-1               $ 6,490,836.98
                         B-2               $ 4,868,127.71
                         B-3               $ 2,758,606.60
                         B-4               $ 1,784,979.86
                         B-5               $   649,083.51
                         B-6               $ 1,206,467.06
                         A-5               $30,480,168.28


The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced distribution date is $3,298,946.00, $119,559.00 and $6,597,892.00, respectively.